Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

本认购协议（本“协议”）与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关, 遵循美国 1933 年证券法及其修订案（“证券法”）下的 S 条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法 S 条例中条款的、根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

SUBSCRIPTION AGREEMENT

认购协议

This Agreement is dated as of June 5, 2026 (the “Execution Date”) by and between Baosheng Media Group Holdings Limited, a Cayman Islands exempted company (the “Company”), and the persons and entities listed on the signature page of subscribers herein (each an “Subscriber” and collectively, the “Subscribers”).

本协议日期为 June 5, 2026（“签署日”），由宝盛传媒集团控股有限公司，一家开曼群岛公司（“公司”），以及本协议认购人签字页所列之人士及实体（各称及合称为“认购人”）订立。

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, the Company desires to issue and sell to the Subscribers, and the Subscribers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscribers agree as follows:

兹证明：

鉴于，受制于本协议的条款和条件并根据证券法下证券交易委员会（以下简称”证交会”）颁布的 S 条例的条款（以下简称“S 条例”），公司希望发行并向认购人销售本协议下文中更详细描述的公司证券，而认购人各自而非与其他认购人共同地希望从公司购买该 公司证券（以下简称“邀约”）。

现于此，根据并受制于本协议中包含的共同协议、条款和条件（公司和认购人均确 认收到这些共同协议、条款和条件并确认其充分性），公司及认购人同意：

1.	PURCHASE AND SALE OF ORDINARY SHARES, AND RELEVANT RIGHTS

1.	普通股的购买和销售，以及相关权益

1.1 Purchase and Sale of Ordinary Shares. Subject to the terms and conditions set forth herein, the Company is offering to the Subscribers the number of ordinary shares of the Company of a par value of US$0.0096 each (the “Ordinary Shares”), set forth on the signature page herein at a price of $_______ per share (collectively, the “Purchase Price”). The Ordinary Shares are sometimes collectively referred to herein as the “Shares.”

1.1 普通股的购买和销售。受制于本协议中的条款和条件，公司向认购人邀约 销售一定数量的票面价值为 US$0.0096的公司普通股（以下称 “普通股” ），向每个认购人的邀约销售具体数量见本协议的签字页。每一普通股的价格为_______美元（总称为” 购买价格” ）。普通股在本协议中有时也统称为 “股票” 。

1.2 Closing. The closing of the transaction contemplated hereby shall take place on a date mutually agreed by the Company and the Subscribers (such closing being called the “Closing” and such date and time being called the “Closing Date”).

(a) At the Closing, subject to Section 2 below, the Subscribers shall pay the Purchase Price by wire transfer of immediately available funds to a bank account specified by the Company. All such wire transfers remitted to the Company shall be accompanied by information identifying the Subscribers, subscription, the Subscribers’ social security or taxpayer identification number and address; and

(b) At the Closing, the Company shall deliver to the Subscribers their certificates representing their purchase or issue the Shares to the Subscribers in book-entry form.

1.2 交割。本协议中拟进行的交易应按滚动交割方式，在公司和每个认购人同意的情况下，进行交割（每一笔交割称为 “交割” ，相应的日期和时间称为 “交割日期” ）;

(a) 在交割时，受制于下文的条款 2，认购人应以银行电汇形式将立即可得的资金支付到公司指定的银行账户。这些往公司的电汇应附有相关信息以确认认购人、认购情况、认购人的社保号或个体纳税人识别号和地址。

(b) 在交割时，公司应向认购人递送代表此次认购的证明或以电子股票形式向认购人发行股票。

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

公司的陈述和保证

The Company represents and warrants to the Subscribers that:

公司向认购人陈述和保证：

2.1 The Company is duly incorporated in the Cayman Islands and is validly existing in good standing under the laws of the Cayman Islands. The Company and each of its direct and indirect subsidiaries that have been consolidated with the Company in its audited financial statements for the fiscal year ended December 31, 2025 or any such entity subsequently acquired (each, a “Subsidiary”) are not in violation of any of the provisions of their respective memorandum and articles of association, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company and each Subsidiary are qualified to transact business as a foreign corporation and are in good standing under the laws of each jurisdiction where the location of their respective properties or the conduct of their respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis.

公司在开曼群岛依法成立并在开曼群岛法律下合法存在并有良好的经营持续性。公司及每一个合并进其经审计的 2025年 12 月 31 日结束的财政年度的财务报表的直接子公司和间接子公司，或者任何一个随后被合并的实体（每一个称为一 个“子公司”），均没有违反它们各自的公司成立协议、公司章程或其他组织或章程类文件及可能的经过修订的此类文件（称为“内部文件”）中的任何条款。公司及其 任何一个子公司在其每个有资产和商业行为的管辖区内都有合法资格作为外国公司 进行经营并有良好的经营持续性，除了一些管辖区，如果公司不能在这些区域内有 合法资格经营也不会在财务报表合并的基础上对公司的商业行为、资产、负债、经营结果、情况（财务或其他）、财产或其他方面产生重大不良影响。

2.2 Each of the Company and each Subsidiary has all power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the SEC Reports (as defined herein). The Company has all power and authority to (i) enter and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

公司及其每一个子公司都拥有全部的权力和授权以进行其目前正在进行和证交会报告（见协议中定义）中描述的将进行的商业行为。公司拥有全部的权利和授权（i）签订和履行本协议下的义务；以及（ii）发行、销售和送达股票。本协议 的签署和递送以及股票的发行、销售和送达都由所有必要的公司行为合法授权。一旦签署并送达，本协议将包括对于公司有效和有约束力的执行义务，除非受到适用 的破产、解散、重组、延期偿付或其他目前或之后生效的相似的，与债权人的权利 相关或会对其造成影响的法律的限制，包括和欺诈性转移和优先转让相关的法规和 其他法律的影响，但不包括本协议中没有表述的公司按照证券法和一般性的衡平法 原则进行补偿和分担的义务的可执行性（无论这一可执行性是在法律或衡平法的程序下讨论）。

2.3 The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

股票将是合法有效发行的、缴足股款并不加缴的，且没有所有和发行有关 的税收或留置权，并且不受制于公司的股东和/或其他个人的优先购买权、优先承 购权和/或其他相似权利。

2.4 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transaction contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

不存在任何和公司或其财产有关的，未决的或在公司知道的范围内可能针 对公司的法庭或政府机构、权力机关或主体或仲裁机构行为、诉讼，可以合理预期 到（i）将会对本协议的执行或协议中拟进行的交易造成重大不良影响，和/或（ii） 将会对公司的经营造成重大不良影响。

2.5 The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

公司没有（i）违反或违背其内部文件的任一条款；（ii）违反或违背任何 公司在其中作为一方当事人的或受到约束的或其财产受到约束的债券、合同、租赁 合同、保证、契约、票据协议、贷款协议或其他协议、义务、条件、契约或融资工 具的任何条款；和/或（iii）违反或违背对公司或其任何财产拥有管辖权的法庭、 监管主体、管理机构、政府主体、仲裁机构或其他权力主体的适用于公司的的任何 法规、法律、规则、条例、判决、法令。

2.6 Assuming the accuracy of the Subscribers’ representations and warranties set forth in this Agreement, the Company is not required to (i) register under the Securities Act the offer and sale of the Shares to the Subscribers in the manner contemplated herein and (ii) to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self- regulatory organization (including The Nasdaq Capital Market) or other person in connection with the execution, delivery and performance of this Agreement, except that, if required by the Nasdaq Listing Rules, the Company will submit a Listing of Additional Shares Notification Form to Nasdaq in connection with the transaction contemplated hereby.

假设本协议下文认购人的陈述和保证的准确性，公司不需要（i）在证券法 下注册按照本协议的方式拟对认购人进行的股票邀约和出售，（ii）获取任何法院 或其他联邦、州、地方或者其他政府机构自治机构（包括纳斯达克资本市场）或者 任何与本协议签署，送达和履行相关的人士的任何同意，豁免，授权或者决议，送 达任何通知，进行任何备案或注册，除非，如果纳斯达克上市规则要求，公司将向纳斯达克提交与本协议项下交易相关的《额外股票上市通知表》。

2.7 The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

本协议的签署和送达以及拟根据本协议进行的交易不会和任何适用于公司 或其财产或资产的保证、债券、租赁合同或其他合同或融资工具、许可、特许权、经销权、 执照、判决、法令、法规、法律、规则或条例相冲突，也不会造成和此相关的违约（无论 是否得到通知或经过时间推移，或两者兼有）或引起任何义务的终止、取消或加速，或造 成重大利益的损失。本协议的签署和送达以及拟根据本协议进行的交易都不会导致和股票 相关的担保权益。

2.8 Securities Compliance and Restricted Shares. All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act.

符合证券法的规定以及受限制股票。所有股票均为根据证券法案公布的第 144 条规则中定义的受限制股票。

2.9 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D).

无一般劝诱。公司或任何代表公司的个人均没有采取一般劝诱或公众广告（D 条例下定义）的方式邀约或销售股票。

2.10 Certain Fees. Brokers fees, finder’s fees or financial advisory fees or commissions may be payable by the Company with respect to the transaction contemplated by this Agreement. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transaction contemplated by this Agreement.

特定费用。公司可能需要对根据本协议拟进行的交易支付相关中介费用、 佣金费用或融资顾问费用或提成。对于与本协议拟进行的交易有关的任何费用，或 由他人或代表他人就本章节中提及的任何类型的费用而提出的任何索赔，认购人均 不承担责任。

2.11 Registration Rights. Subscribers have right to cause the Company to effect the registration under the Securities Act of any securities contemplated hereunder.

注册权利。认购人有权使公司根据证券法案对公司依此协议出售的证券进行注册。

2.12 As of their respective dates, all reports and registration statements (the “SEC Reports”) filed or furnished by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the date hereof.

公司提交或提供给证交会的所有报告和注册声明（合称”证交会报告”），每一次 申报时，在所有重大方面均遵循证券法和美国 1934 年证券交易法及其修订案（”交易 法”）以及证交会在其中颁布的规则和规定的要求，并且在提交时，证交会报告中不存在 对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证交会报告中所 包含的公司财务报表，在所有重大方面，均遵循所适用的会计规则要求和在提交时生效的 证交会的规则和规定，并且真实反映该季度内公司的财务状况，经营状况和该季度结束时 的现金流，但在未经审计的财务报表的情况下，应以正常年度结束时的调整数据为准。据 公司所知，在任何证交会报告提交时，不存在对证交会公司金融部职员出具的评论信中重 大的未决的评论。

2.13 The Company’s issued and outstanding Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on The Nasdaq Capital Market under the symbol “BAOS”. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by The Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the ordinary shares or prohibit or terminate the listing of the ordinary shares on The Nasdaq Capital Market. The Company has taken no action that is designed to terminate the registration of the ordinary shares under the Exchange Act. Upon the issuance of the Shares, the Company’s issued and outstanding ordinary shares will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on The Nasdaq Capital Market.

公司发行和流通的普通股按照证券法 12（b）条进行登记，并且在纳斯达克资本市 场上市交易，股票代码为”BAOS”。据公司所知，不存在任何未决的诉讼或调查会使纳 斯达克资本市场或者证交会注销公司的普通股或禁止或终止公司普通股在纳斯达克上市。 公司未采取交易法下的任何旨在终止普通股注册的行动。股票一经发行，公司发行和流通 的普通股会持续按照交易法下 12（b）条的规定注册，并且将会在纳斯达克资本市场上市 交易。

2.14 The Company is not, and immediately after receipt of payment for the Shares, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297(a) of the US Internal Revenue Code.

公司现在不是，并且在收到股票支付款之后，不会成为（i）1940 年投资公司法案 及其修正案定义下的”投资公司”或者（2）美国税法典 1297（a）条下定义的消极外国投 资公司。

2.15 The Company shall take all necessary or desirable actions required to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of Nasdaq with respect to corporate governance to rely on “home country practice” in connection with the transaction contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions), including (i) notifying Nasdaq of its intention to utilize its home country practice by providing Nasdaq a written statement from independent counsel in its home country prior to the Closing Date, and (ii) disclosing in its next annual report to be filed with the SEC each requirement that it does not follow and describe the home country practice followed by the Company in lieu of such requirements.

公司应采取一切必要或适当的行动，以适当有效地豁免适用于外国私人发行人的纳 斯达克公司治理规章制度，以依据”本国惯例”进行本协议下拟进行的交易（包括豁免任 何需要寻求股东批准才能进行此类交易的纳斯达克规则），包括（i）在交割日期前向纳 斯达克提供来自其本国的独立律师的书面声明，通知纳斯达克其打算利用其本国惯例（ii） 在要提交给证交会的下一份年度报告中披露每项公司未遵循的要求，并描述公司遵循的代 替这些要求的本国惯例。

3.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBERS

认购人的陈述和保证

The Subscribers hereby represent and warrant to the Company as follows: 认购人在此向公司陈述和保证：

3.1 Organization. The Subscribers are either an individual or an entity, corporate, partnership, limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporated or formed with full right, or similar power and authority to enter into and to consummate the transaction contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

组织。认购人为个人或在其管辖区内依法成立或设立的，有效存续的经济 实体、公司、合伙制企业、有限责任公司，并拥有完整的权利或类似权力和授权以 签署和履行本协议中拟进行的交易或履行其在本协议或其他协议中的义务。

3.2 Authority. The Subscribers have the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscribers and the consummation by it of the transaction contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Subscribers or its Board of Directors, shareholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscribers and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscribers enforceable against such Subscribers in accordance with the terms hereof.

授权。认购人有签署和履行本协议以及购买依本协议向其销售的股票所需 的权力和授权。认购人对本协议的签署、送达和履行和完成在此由所有必要的公司、 合伙制企业或有限责任公司行为合法有效授权，不需要再由认购人或其董事会、股 东会、合伙人、成员或经理进一步依情况同意或授权。本协议已被合法有效授权、 签署和交付给认购人，并已构成或将在执行并交付后构成认购人有效和具有约束力 的义务，可根据其条款对认购人执行。

3.3 Purchase Entirely for Own Account. This Agreement is made with Subscribers in reliance upon the Subscribers’ representations to the Company, which by the Subscribers’ execution of this Agreement, the Subscribers hereby confirm that the Shares to be acquired by the Subscribers will be acquired for investment for the Subscribers’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscribers has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Subscribers further represents that the Subscribers does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

完全为本人购买。本协议是根据认购人对公司的陈述与认购人签订的。根 据认购人对本协议的签署，认购人在此确认此股票是认购人为其本人而非作为代名 人或代理人所购买，也非为了对其任何部分进行再销售或分销而购买，认购人目前 没有意图对此股票进行销售、部分授权或分销。根据认购人对本协议的签署，认购 人进一步确认认购人目前没有和任何人有合同、保证、协议或安排以向其或第三方 销售、转让或准许参与投资此股票。

3.4 Experience of the Subscribers. The Subscribers, either alone or together with their representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has evaluated the merits and risks of such investment.

认购人经验。认购人单独或与其代表人一起，拥有足够的商业和金融知识、 复杂度和经验以评估对此股票未来投资的实质和风险，并已按此做出评估。

3.5 Ability to Bear Risk. The Subscribers understand and agree that purchase of the Shares is a high-risk investment, and the Subscribers is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Subscribers must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Subscribers represent that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

风险承担能力。认购人理解并同意对此股票的购买是具有高风险的投资， 认购人有能力支付并承担在具有本公司风险和目标的投机性企业中的投资，包括该 投资完全损失的风险。认购人必须无限期地承担在本股票中投资的相当的经济风险， 因为除非之后本股票按照证券法案或州证券法进行注册或适用于这些注册相关的豁 免条款存在，股票无法被销售、抵押或以其他形式处置。认购人表示有能力承担于 此股票中的投资并有能力负担此投资的完全损失。

3.6 Disclosure of Information. The Subscribers has been given access to full and complete information regarding the Company and has utilized such access to the Subscribers’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscribers has reasonably requested. In particular, the Subscribers: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as the Subscribers has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Subscribers is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

信息披露。认购人已获取关于公司全部和完整的信息渠道，且已以认购人 可合理要求获取关于公司的这些信息为目的而使用了该渠道。特别的，认购人：（i）已收到并完整阅读和评估了本协议中的所有披露；并（ii）得到合理的机会以 审阅认购人要求的文件并询问关于股票条款和条件以及公司的经营和事务相关的问 题，认购人已从公司代表处得到了这些问题的解答，也得到合理的机会获取合理存 在的关于公司经营的额外信息。认购人得到的这些额外信息足以使其对此投资的性 质和得到的信息的准确性进行进一步的理解。认购人表示其已经获得了其认为与此 投资决定有重大联系的所有事宜有关的足够信息。

3.7 No other documents. In evaluating the suitability of an investment in the Company, the Subscribers has not relied upon any representation or other information (oral or written) other than the SEC Reports or as stated in this Agreement.

无其他文件。在评估对公司投资的合适性时，除了证交会报告，认购人并未 依赖于此协议中陈述之外的其他任何口头或书面陈述或信息。

3.8 Use of Purchase Price. The Subscribers understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

购买价格的使用。认购人理解、承认并同意公司管理层拥有使用购买价格 的使用方式和花销时间的单独和绝对判断权。

3.9 Restricted Securities. The Subscribers understand that the Shares have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscribers’ representations as expressed herein. The Subscribers understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscribers must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, the Subscribers acknowledge that the Company has no obligation to register or qualify for the Shares. The Subscribers further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of the Subscribers’ control, and which the Company is under no obligation and may not be able to satisfy.

受限制证券。认购人理解此股票目前没有，依据证券法案进行注册，其原因是证券法案中的一条特定豁免条款。可依据此特定豁免条款取决于认购人在此协 议表示的投资意愿的真实性和其陈述的准确性，以及其他因素。认购人理解此股票 是适用的美国联邦和州证券法下的”受限制证券”，且根据这些法律，认购人必须无 限期地持有股票直到此股票向美国证券交易委员会注册并得到州权力机关的认可， 或相关的注册和审核要求中有豁免条款存在。除非此协议中另有说明并且遵照注册 权协议，认购人承认公司没有对股票进行注册或通过审核的义务。认购人进一步承 认如果相关的注册和审核要求中有豁免条款存在，这些豁免条款将以多项要求为前 提，包括但不限于，销售时间和方式、股票的持有期和与公司有关但不受认购人控 制的要求，公司没有义务且可能无法满足这些要求。

3.10 No General Solicitation. The Subscribers is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

无一般劝诱。认购人购买此股票并不是因为任何在任何报纸、杂志或其他 媒体上发表的或在电视或广播上播放的或在任何会议上陈述的广告、文章、通知或 其他关于此股票的信息或其他一般劝诱或一般广告。

3.11 Exculpation. The Subscribers acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

免责。认购人知晓其在对公司进行投资或作投资决定时并未依赖于公司或 其管理人员和董事之外的任何主体。

3.12 Residence. The Subscribers is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are the Subscribers’ true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

居住地。认购人是签字页上所填的国家的真实居民，且目前没有成为其他 任何州、国家或管辖区居民的意愿，另外签字页上的地址和社保号或个体纳税人识 别号（或其他适用号码）是认购人的真实个人或商业地址和社保号或个体纳税人识 别号（或其他适用号码）或其雇主识别号/公司纳税人识别号（或其他适用号码）。

3.13 The Subscribers has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that the Subscribers (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscribers is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Subscribers is aware that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted;

认购人已得到关于此股票的交易限制以及使用的证券法规定的再销售限制 的独立建议，确认公司或公司代表没有对其作出与此相关的陈述，承认关于此投资 的风险以及其可能无法在使用的限制期结束和满足其他适用法律的要求之前对此股 票进行再销售，除非在适用的证券立法和监管政策中有豁免条款，承认认购人（或 其他与认购人签订相关合同的人）单独对了解这些交易限制单独负责，认购人对遵 守相关再销售限制单独负责（公司不以任何方式对此负责），认购人知晓其可能无 法对此股票进行再销售，除非适用的证券法有有限的豁免条款，且其同意任何此股 票的股票证书上可能带有表明此证券再销售限制的交易限制说明。

3.14 The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Subscribers;

公司可能在将来为了发展公司业务和为其正在进行的发展提供资金而进行 额外融资，包括项目融资；不保证这样的融资或项目融资将会存在，如果存在，会 有合理的条款；如无法通过债券或股票融资或共同投资的方式获得足够的额外资金， 将会妨碍公司业务的持续发展，另外任何这样的未来融资可能会对现在的证券所有 者产生稀释效应，包括认购人。

3.15 The Subscribers are solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Shares are subject;

认购人对遵守所有此股票受制于的适用的持有期和再销售限制独立负责（公司不以任何方式对此负责）。

3.16 The Subscribers understands that the purchase of the Shares is a highly speculative investment and that an investment in the Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Company;

认购人理解购买此股票是具有很高投机性的投资，对此股票的投资只适合 于复杂的投资者，且要求投资者具有接受失去全部或几乎全部投资、在本公司中投 资的风险和流动性缺乏的经济能力和意愿。

3.17 Confidential Information. The Subscribers agrees that such Subscribers and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Subscribers may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Subscribers pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Subscribers or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that the Subscribers may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Subscribers in connection with such Subscribers’ investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Subscribers, so long as the prospective transferee agrees to be bound by the provisions of this Section.

保密信息。认购人同意认购人和其雇员、代理、代表将对从公司根据此协议提供的 财务报表、报告和其他材料中得到的保密信息进行保密，且不会披露、泄露和使用这些信 息（除非是为了跟踪其在公司中的投资），除非这些信息是：（i）在未因为认购人及其 雇员过错的情况下为大众所知晓；（ii）在不是因违背此协定的情况下成为公共领域的一 部分；（iii）在不是因为第三方违背保密责任进行的行为的情况下为人所知；或（iv）因 第三方在适用管辖区的适用法律、政府决议、或法庭决定的要求下而被披露；但是，认购 人可以（i）向其律师、会计师和其他和对本公司投资相关的专业人员，（ii）向任何可能 的收到允许的此证券的交易方，或（iii）向认购人的一般合伙人或附属主体披露这些信息， 只要可能的交易方同意受到本条款的限制。

3.18 Regulation S Exemption. The Subscribers acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. The Subscribers understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscribers set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscribers to acquire the Shares. In this regard, the Subscribers represents, warrants and agrees that:

S 条例豁免条款。认购人确认且同意股票未根据证券法或美国任何州 “蓝天”证券法 注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册， 不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册 声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述 各种情况下均符合相关州证券法的情况除外。认购人理解，将要向其提供并出售的 股票依赖于美国联邦和州证券法中 S 条例规定的注册要求的豁免。公司将依赖于 认购人在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与 目的决定豁免条款在其中的适用性和认购人获得股票的适当性。就这点而言，认购 人陈述，保证并同意：

(i) The Subscribers is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

认购人非美国人士，也非公司的关联人士（根据证券法 501（b）条款的定义）， 且认购人购买的股票不为美国人士的目的或利益。 “美国人士” 定义为下列中的任 意一种：

(A)	any natural person resident in the United States of America;

任何在美国的自然人居民；

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C)	any estate of which any executor or administrator is a U.S. Person;

以美国人士为执行人或管理人的任何财产；

(D)	any trust of which any trustee is a U.S. Person;

受托人是美国人士的任何信托；

(E)	any agency or branch of a foreign entity located in the United States of America;

任何位于美国的外国机构的代理人或分支；

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

任何经纪人或其他受托人拥有的，为美国人士的利益所 设的非全权买卖账户或类似账户（除财产或信托）；

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

任何经纪人或其他受托人设立、组成的或（如果是个人） 居民拥有的全权买卖账户或类似账户（除了财产或信 托）；

(H)	any partnership, company, corporation or other entity if:

任何合伙企业，组织、公司或其他实体，如果其：

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

基于任何外国管辖地的法律设立或组成；和

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

由美国人士以证券法中投资未注册的证券为主 要目的， 除非是由非自然人，财产或信托的 实体的合资格投资者（根据证券法第 501（a） 条款）设立或组成或拥有 。

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscribers was outside of the United States.

在此协议开始沟通和签署日和协议的交付日时，认购人在美国境外。

(iii) The Subscribers realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscribers has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscribers does not have any such intention.

认购人了解，尽管作出相关陈述，但如果认购人认购仅意图为在未来一定期间内持 有股票、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存 在。认购人没有上述意图。

(iv) The Subscribers will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (or one year after such date if the Company is not a “reporting issuer” within the meaning of Rule 902(k) of Regulation S) (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, unless such Shares have been registered for resale pursuant to the Securities Act; or otherwise offer, sell, pledge or transfer the Shares in any manner that is not in compliance with Regulation S.

认购人不会在自发行股票日到其后 6 个月期间内（或，若公司并非S条例第902(k)条所定义的“申报发行人”，则到其后一年期间内）（“受限制期限”）内，在美国进行 股票的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让（除非股票的转让已在证券法下注册），或以任何其他不遵守 S 条例的方式进行邀约、出 售、质押或另外转让。

(v) The Subscribers will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

认购人将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依 照适用的州和外国证券法邀约、出售、质押或者转让股票。

(vi) The Subscribers was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

在受限制期限届满前，认购人未在美国参与任何股票的卖空或者任何关于股票的对 冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(vii) Neither the Subscribers nor or any person acting on its, his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Subscribers and any person acting on its, his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

认购人或任何作为其代表的人士不能已参与或将参与任何直接将股票出售给美国人 士的行为，且认购人和任何作为其代表的人士已遵守并将遵守证券法中 S 条例的 “邀约限制”要求。

(viii) The transaction contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

本协议计划的交易未与在美国境内的买家在或与美国人士预先安排，也非规避证券 法注册要求计划或方案中的一部分。

(ix) Neither the Subscribers nor any person acting on its, his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Subscribers agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

认购人或任何作为其代表的人士未进行或采取对于股票可被合理预计影响美国的市 场情况、其领地和财产的行为。认购人同意不使任何关于股票的广告出现在报纸或 者期刊或者在任何公共场所张贴，不发行任何关于股票的通知，除非广告包含证券 法 S 条例中的陈述，并且位于离岸且不在美国或其领土，并且要遵循任何当地可 适用的证券法。

3.19 No Advertisements or Direct Selling Effort. The Subscribers are not subscribing to the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet or presented at any seminar or meeting. The Subscribers has not acquired the Shares as a result of, and will not itself, himself or herself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscribers may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

禁止广告或直接出售。认购人没有由于或继广告、文件、 通知或其他在任何报纸、 杂志，或任何类似媒体或电视收音机转播或互联网或在任何研讨会或会议的其他出 版传播之后认购股票。认购人收购股票并非基于，且其自身不参与，任何在美国境 内关于股票”直接出售”（见 S 条例中定义），包括为股票转售而进行的可被合理预 计影响美国的市场情况行为；但条件是，认购人可以通过证券法及相关州证券法下 的股票注册或对于注册规定的豁免或本协议中另外所作规定对股票进行出售或另外 处置。

3.20 Economic Considerations. The Subscribers is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Subscribers has relied solely on his or her own advisors.

经济因素。认购人不能依赖于公司或其关联或代理关于此投资中包括的经济因素。 认购人仅依赖于其顾问。

3.21 Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Subscribers will not offer to sell or sell the Shares in any jurisdiction unless the Subscribers obtains all required consents, if any.

遵守法律。任何根据 S 条例下 902（f）条款在”发行合规期”内股票的转售必须仅在 遵循 S 条例下注册豁免条款的情况进行。而且，任何此类在非美国管辖地的出售 要遵循管辖地的法律。认购人不能在任何管辖地发出出售或者出售股票的邀约，除 非认购人获得所有要求的同意（若有）。

4.	LEGENDS, ETC.

4.1 Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

标志。任何表现股票的证明应包含以下内容的标志背书，附加适用联邦或州证券法 要求包含的标志：

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该证券仅向非美国人士（具体定义请参见美国 1933 年证券法（”证券法”）及其修 正案）提出邀约，该证券根据证券法 S 条例未在美国证券交易委员会注册。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除非符合证券法 S 条例、根据证券法注册规定，或根据可用的注册豁免， 不得转 让该证券。除非符合证券法规定，不得进行对冲交易。”

4.2 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

公司拒绝登记股票转让: 当如下情况发生时，公司应拒绝对相关股票转让进行登记：（i）该转让与 S 条例的相关内容不符；（ii）该转让未根据证券法项下提交的有效注册声明进行；（iii）该转让不符合证券法中的注册豁免规定。

5.	MISCELLANEOUS

其他

5.1 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

费用与花费。除非此协议中有明确的相反规定，协议任一方应自行支付其 与顾问、律师、会计师和其他专家有关的费用与花费，以及与此协议相关的谈判、 准备、签署、交付和执行相关的其他花费。

5.2 Representations and Warranties. The representations and warranties of the Company and the Subscribers shall survive the Closing and delivery of the Shares.

陈述与保证。公司和认购人的陈述与保证在交割和股票的交付后依然有效。

5.3 Indemnification.

(i) The Subscribers agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

补偿。对于一切由于违反此协议中的或与之相关的陈述或保证或其不准确 性而造成的损失、损害、债务和花费，认购人同意补偿并豁免公司及其董事、管理 人员或代理人的责任 。

(ii) The Company shall indemnify and hold harmless the Subscribers, the officers, directors, agents and employees of the Subscribers, each person who controls the Subscribers (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses that arise out of or are based upon (i) any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement and (ii) any untrue or alleged untrue statement of a material fact contained in the SEC Reports (or any reports filed or furnished by the Company with the SEC hereafter), or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

公司应当在法律允许的范围内完全补偿并豁免认购人，认购人的管理人员， 董事，代理人及雇员，每一个认购人的控制人（证券法 15 条的定义或者交易法 20 条的定义），以及此种控制人的管理人员，董事，代理人及雇员，包括一切损失， 索赔，损害，责任，花费（包括但不限于合理的律师费），以及任何由以下情况产 生或基于以下情况的费用（i）不论是否在此协议中，任何对签字人陈述和保证的 违反或不准确的陈述，（ii）在证交会报告（或者此后公司提交或提供给证交会的 任何报告）中存在的对重要事实的不实陈述或被指称的不实陈述，或者存在遗漏或 被指称遗漏重大事实或必要的信息，进行误导。

5.4 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

豁免，修订。此协议及其中的任何条款均不应被豁免、修订、修改、撤销 或终止，除非被上述改动影响的一方以书面形式同意。

5.5 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

条款标题与其他标题。本协议中的条款标题仅起参考作用，不应以任何方 式影响本协议的意义和对其的解读。

5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transaction contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTION CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

适用法律；同意司法管辖区；放弃陪审团审判。无论纽约州法律对法律选 择的原则有何规定，本协议均应受到美国纽约州的内部法律的管辖并根据该法律进 行解释。对于和本协议或根据本协议拟进行的交易相关的或由此引起的任何诉讼、 程序或判决，本协议的任一方在此均不可撤销地服从于位于纽约郡的纽约州法院和 纽约南区美国联邦区法院的专属管辖。与这些诉讼、程序或判决有关的程序的递送 可以按照本协议通知部分列出的相同方式递送给世界上任何地方的相关当事人。协 议双方在此不可撤销地同意在上文所述的程序中上述法院的司法管辖权和审判地。 协议双方在此不可撤销地放弃任何对在上文所述的程序中上述法院的审判地的反对 意见和任何关于上述程序由上述法院进行审理的不方便性的声明。协议双方在此放 弃在任何有关此协议和其他根据此协议拟进行的交易中所得的文件的诉讼中要求陪 审团审判的权利，并表示在放弃权利前已向律师特别咨询。

5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

副本。本协议可同时签署多份副本，任何一份副本在签署和交付后应视作 一份正本，所有副本与正本共同构成同一份法律文书。

5.8 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine):

(a)	if to the Subscribers:

The address included on the signature page.

(b)	if to the Company:

Attn: E-Mail: _______________________________

通知。本协议下的所有通知或其他通信必须采用书面形式，并在按以下方 式递送后视为正式送达，直接递送或通过挂号信，要求收据，邮资预付，或通过传真或电 子传递。如果于收件人所在时区下午 6 点前送达，送达时间为送达的工作日当天，若于下 午 6 点后送达，则送达时间为下一个工作日（以发送方电传复印机生成的书面送达确认为准）：

(a)	如通知认购人：

签字页中包括的地址。

(b)	如通知公司：

电子邮箱: __________________________________

5.9 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

约束效果。本协议的条款对协议双方以及其继承人、法定代表人、继任者、 委任者具有法律约束力。

5.10 Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

完整协议。此协议（包括其中附件）构成双方就其主题事项达成的协议条 款的全部和完整声明，任何其他由双方就其主题事项达成的书面或口头协议就此明 确取消。

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

可分割性。如本协议的任何条款、规定、契约或限制被任何拥有司法管辖 权的法院裁定为无效、非法、或不可执行，本协议的其他条款、规定、契约或限制 将保持完全有效，并不因此在任何方式上受到影响、损坏或作废。协议双方应尽其 商业上合理的努力找到并实施替代方式，以取得拟根据被裁定的条款、规定、契约 或限制达到的相同或大部分相同的结果。

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscribers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

救济。除有权实施本协议或法律赋予的所有权利包括取得赔偿金之外，认购人和公司还有权根据此协议得到特定履行。协议双方同意金钱赔偿可能无法对因违反任何此协议中的义务造成的损失进行足够的赔偿，并同意在金钱赔偿可以进行 足够赔偿的情况下放弃在任何诉讼中要求特定履行。

5.13 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

解释。协议双方同意双方和/或其各自的律师已审阅并有机会修订此协议。 因此，出现歧义时以对起草方不利的方式解释的一般性规则不适用于本协议或任何 修订的解释。

5.14 Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

进一步保证。协议双方应不时地根据对方的要求，为完成本协议中约定， 在所有合理要求下，采取进一步行动和交付进一步的工具、契约和文件。协议双方 在此同意诚实并真诚地履行各自在此协议中的义务。

5.15 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

豁免。协议任何一方对本协议的任何条款、条件或要求的任何豁免均不应 被视作将来的持续性豁免，或对其他任何条款、条件或要求的豁免。若协议任何一 方延迟或未能履行本协议中的任何权利，不应对此权利在之后的履行在任何方式上 造成损害。

5.16 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Subscribers, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Subscribers may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company, after notice duly given by such Subscribers to the Company provided, that no such assignment or obligation shall affect the obligations of such Subscribers hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Subscribers. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

继承人和转让。在没有得到协议另一方提前书面同意地情况下，协议的任 一方均不能将此协议进行转让。但是根据联邦和州证券法并在此协议中有相反规定 的情况下，认购人可以将其权利和义务全部或部分转让给（i）从认购人处通过私 下交易获得其全部或绝大部分股票的第三方或（ii）认购人的下属主体。上述任一 情况均不要求公司或其他参与此邀约的认购人提供提前书面同意，但认购人应事先 向公司合法提供通知，说明该转让不会影响协议中的认购人的任何义务，且受让方 书面同意受到适用于认购人的关于被转让证券的条款。此协议中的条款应适用于并 约束协议双方得到同意的继承人和受让方。本协议中没有任何明确或隐含条款是为 了赋予除协议双方或其相应的继承人和受让方以外的任何当事人此协议中的任何权 利、赔偿、义务或负债，除非此协议另有明确规定。

5.17 Choice of Language. This Agreement is written in English and Chinese. If there is any inconsistency between the Chinese and English version, the English version shall prevail.

语言选择。本协议以英文和中文编写。当中文与英文协议文本内容不一致 时，以英文协议为准。

[Signature Pages Follow]

【下页为签字页】

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof.

以下签字人在协议第一日所述日期签署本协议，以昭信守。

Company:

Baosheng Media Group Holdings Limited 宝盛传媒集团控股有限公司

By:	/s/
Name
Title

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR SUBSCRIBERS FOLLOWS

本页余下本分特意留空，下页为认购人签字页

Baosheng Media Group Holdings Limited

宝盛传媒集团控股有限公司

SUBSCRIBERS SIGNATURE PAGE TO SUBSCRIBTION AGREEMENT

认购协议

认购人签字页

The Subscribers hereby elect to purchase ___________ Ordinary Shares for a total purchase price of $ ___________  .

认购人在此决定以 ___________ 美元总金额购买 ___________ 股普通股

Date (NOTE: To be completed by the Subscribers):

日期（注：由认购人填写）：

Print Name	ID(s) (Passport/ID/Company Number)

姓名	身份号码（护照/身份证/公司编号）

Signature(s) of the Subscribers	Address

认购人签字	地址

Date	City, State, Zip, Country

日期	城市，邮编，国家